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      Supplement dated July 20, 2004 to the Prospectus dated May 1, 2004

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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    On July 12, 2004, the Board of Directors (the "Board") of the Hilliard
Lyons Growth Fund, Inc. (the "Fund") approved the reorganization of the Fund into the Constellation HLAM Large Cap Quality Growth Fund, a corresponding shell portfolio of the Constellation Funds (formerly, Alpha Select Funds) with similar investment objective and policies as the Fund. The Board's decision to reorganize the Fund is subject to shareholder approval. A special meeting of shareholders is expected to take place in September 2004.

    In connection with the proposed reorganization, the Fund has taken the following actions, all of which are effective July 19, 2004. Sales of Class A Shares of the Fund will be sold without an initial sales charge (load). Redemptions of Class A Shares and Class B Shares will not be subject to contingent deferred sales loads. The Fund is closed to new investors in Class B Shares. Class B Shareholders of the Fund may (1) continue to make investments in the Fund by purchasing Class A Shares of the Fund and (2) continue to reinvest dividends and capital gains distributions by reinvesting in Class A Shares of the Fund.